EXHIBIT 32.2

Certification of Principal Financial Officer

Pursuant to 18 U.S.C. 1350

(Section 906 of the Sarbanes-Oxley Act of 2002)

I, Gandolfo Verra, Chief Financial Officer of Cordia Corporation (the “Registrant”) do hereby certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge, based upon a review of the Quarterly Report on Form 10-QSB for the period June 30, 2006 of the Registrant, as filed with the Securities and Exchange Commission on the date hereof (the “Report”):

(1)

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

                                                                                                                                    By: /s/ Gandolfo Verra

                                                                                                                                    Gandolfo Verra

                                                                                                                                    Chief Financial Officer

August 14, 2006

*

A signed original of this written statement required by Section 906 has been provided to Cordia Corporation and will be retained by Cordia Corporation and furnished to the Securities Exchange Commission or its staff upon request